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                                                                   Exhibit 10.14

                          INFORMATION SERVICE CONTRACT

                                      WITH

                    SHANGHAI SECURITIES INFORMATION CO., LTD.


Party A: Shanghai Securities Information Co., Ltd. (Party A's website www.cnstock.com)

Party B: China Finance Online (Beijing) Co. Ltd. (Party B's website www.jrj.com.cn)

Date: July 1st, 2004

1)    SERVICE AGREEMENT

According to this Contract, Party A shall authorize Party B to release the market information of Shanghai Stock Exchange and provide Party B with the information services listed in the Appendix hereto. Party A and Party B hereby sign this Contract and shall exercise their rights and perform their obligations according to this Contract; Party A owns the copyrights to the information provided to Party B as defined by this Contract and shall reserve the rights to pursue legal liability of any unauthorized user of the aforesaid information.

2)    TERM

The term of this Contract shall commence on [************] (FN 1) and expire on May 1, 2008. During this term, Party A shall provide Party B with the information contents listed in the Appendix hereto, including such four parts as the authorized release of the market information of Shanghai Stock Exchange, the technical service of satellite transmission of real-time market information of Shanghai Stock Exchange and Shenzhen Stock Exchange, the authorized use and the information provision of the electronic version of Shanghai Securities News, and the textual link advertisement service from the website of Shanghai Securities News (www.cnstock.com). The term of the information services hereunder shall be automatically renewed with another one-year term unless either party notifies the other party of its intention not to renew one month before the abovementioned service term expires.

3)    SERVICE FEE

3.1 Party B shall pay in installments for [************] (FN 1) service to Party A the total amount of [************] (FN 1).

____________________
1 Confidential treatment requested pursuant to Securities and Exchange Commission Rule 406, 17 CFR ss. 230.406, and the Securities and Exchange Commission's rules and regulations promulgated under the Freedom of Information Act, with particular emphasis on 17 CFR ss. 200.80(b)(4)(2000).


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3.2 Party B shall pay to Party A [************] (FN 1) prior to [************]
(FN 1), [************] (FN 1) prior to [************] (FN 1) and [************]
(FN 1) prior to [************] (FN 1). Such three installments shall total [************] (FN 1).

Party A's bank account information is as follows:

Account Name:   Shanghai Securities Information Co., Ltd.

Opening Bank:   Pudong Sub-Branch, Shanghai Branch, China Everbright Bank

Account Number: 106097-00304067517

3.3 Party A shall send the official invoice to Party B by express delivery within three working days after each receipt of the payment from Party B.

4)    RIGHTS AND OBLIGATIONS OF PARTY A

4.1 Party A shall have the right to monitor whether Party B's use of the information provided by Party A is in breach of this Contract.

4.2 If any of the following circumstances takes place, Party A shall have the right to terminate the information services to Party B hereunder:

4.2.1 The term of this Contract has expired and is not automatically extended;

4.2.2 Any payments by Party B is delayed;

4.2.3 Party B defaults on any of its the obligations set forth herein.

4.3 Party A shall make its best effort to ensure that the information and data provided by Party A are in compliance with the accuracy requirement provided in the Appendix of this Contract.

4.4 Party A shall timely provide Party B's website with information services according to the requirements provided in the Appendix of this Contract.

4.5 Party A shall warrant that it possesses legal operational qualifications (which include but are not limited to written authorization valid during the term of the Contract from Shanghai Stock Exchange to license the release of the market information of the Shanghai Stock Exchange). If any legal proceeding finds that Party has been deprived of such right, Party B shall be deemed to have breached the Contract. Party A shall solely assume all resulting responsibilities arising therefrom and Party B shall be entitled to terminate the Contract and retroactively seek all resulting economic loss. Following Party B's early termination of this Contract, pursuant to the time of such termination, Party A must unconditionally refund Party B any paid services fees for which the services have not be performed.

5)    RIGHTS AND OBLIGATIONS OF PARTY B

5.1 Party B shall have the right to use the information provided by Party A on its website (www.jrj.com.cn) and in its relevant products.

5.2 Party B shall not process the information provided by Party A (except for technical treatments relating


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to different formats of product presentation) and shall bear all copyrights-related economic and legal liabilities resulted from unauthorized revision, addition or deletion of such information.

5.3 Party B shall not re-sell or provide the information provided by Party A to any third party, except for sale or provision to end users.

5.4 Party B shall be prudent and shall try to protect Party A's reputation when quoting Party A's information and data.

5.5 Party B shall indicate the sources of the information provided by Party A and ensure accurate quotation of information and data when using information provided by Party A.

5.6 Party A shall be responsible for any copyright-related dispute and user complaint arising from of Party B's quotation of Party A's information.

5.7 Party B shall warrant its legal operational qualifications otherwise Party B shall be deemed to breach the Contract. Party B shall solely assume any resulting responsibility of such breach and Party A shall have the right to terminate the Contract.

6)    MISCELLANEOUS

6.1 Other issues not addressed hereunder shall be resolved in a supplementary agreement between Party A and Party B; the supplementary agreement and this Contract shall be equally effective.

6.2 Contacts:

--------------------------- ------------------------- ------------------------- -------------------------
                                 Contact person              Telephone                    Fax
--------------------------- ------------------------- ------------------------- -------------------------
Shanghai Securities                Shi Meixia              1390 191 0351              021-58398015
Information Co., Ltd.
--------------------------- ------------------------- ------------------------- -------------------------



6.3 This Contract shall come into effect as of the date the Parties sign and seal the Contract. The Contract shall have two counterparts and each Party shall have one counterpart. Both counterparts shall have equal legal effect.


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
PARTY A: SHANGHAI SECURITIES INFORMATION                 PARTY B: CHINA FINANCE ONLINE (BEIJING)
CO. LTD.                                                          CO. LTD.


REPRESENTATIVE: /s/ Chuan Tian                           REPRESENTATIVE:  /s/ Jun Ning
                [/s/ PERSONAL SEAL]                                       [/s/ PERSONAL SEAL]


SIGNATURE DATE: JULY 20, 2004                            SIGNATURE DATE: ___/___/______



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    SCHEDULE: INFORMATION SERVICE CONTENT AND ADVERTISEMENT SERVICE APPROACH

1. Real-time market information of Shanghai Stock Exchange and Hong Kong Stock Exchange

     Transmission:             Tianhui Satellite Market Information System

     Transmission Time:        Every trading day during the term

     Allowable margin of Error:     0.1%

2.   Contents of the electronic version of Shanghai Securities News.

     Format:   Text files.

     Transmission: Party A shall provide a user name and a password. Party B shall access the applicable website and obtain such information. The user name and the password shall be provided to Party B by email.

3.   China Securities Network Homepage Textual Link Advertisements.

     Text placement:     First screen of homepage;

     Text length:        No more than 15 Chinese characters;

     Update frequency:   Weekly, to be updated before every Friday.


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